                                                                    Exhibit 10.1
                                                                    ------------


                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and
                                                   ---------
entered into as of February 20, 1997 among McKesson Corporation, a Delaware corporation ("McKesson" or the "Company"), McKesson Financing Trust, a statutory
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business trust formed under the laws of the State of Delaware (the "Trust"), and
                                                                    -----
Morgan Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to the
                                        -----------------
Placement Agreement dated as of February 13, 1997 (the "Placement Agreement")
                                                        -------------------
among McKesson, the Trust and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Placement Agreement, McKesson and the Trust have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

          McKesson and the Trust agree with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of the holders from time to time of the Registrable Securities (including the Initial Purchaser) (each of the foregoing a "Holder" and together the "Holders"), as follows:
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Section 1.  Definitions.

          Capitalized terms used herein without definition shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following terms shall have the following meanings:

          Affiliate: "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          Applicable Conversion Price: The Applicable Conversion Price as of any date of determination means the Conversion Price, as it may be adjusted from time to time, in effect as of such date of determination or, if no Convertible Debentures are then outstanding, the Conversion Price that would be in effect were Convertible Debentures then outstanding.

          Business Day: Any day other than a Saturday, Sunday or any other day on which banking institutions in The City of New York or Wilmington, Delaware are permitted or required by law to close.

          Common Stock: The shares of common stock, $.01 par value per share, of McKesson and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

          Conversion Price: Conversion Price shall have the meaning assigned such term in Section 14.1 of the Indenture.

          Convertible Debentures: The 5% Convertible Junior Subordinated Debentures due 2027 of McKesson to be purchased by the Trust pursuant to the Debenture Purchase Agreement dated as of the date hereof between McKesson and the Trust.

          Convertible Preferred Securities: The 5% Trust Convertible Preferred Securities of the Trust.

          Damages Accrual Period:  See Section 2(e) hereof.

          Damages Payment Date: Each distribution payment date under the Declaration, in the case of Convertible Preferred Securities, each Interest Payment Date (as defined in the Indenture), in the case of Convertible Debentures, and each March 1, June 1, September 1, December 1, in the case of Underlying Common Stock; and, in the event that any Convertible Preferred Security or Convertible Debenture (or portion thereof) is called for redemption or surrendered for conversion, the date of redemption or conversion, as the case may be, shall be deemed to be a Damages Payment Date with respect to such Convertible Preferred Security or Convertible Debenture (or portion thereof), as the case may be, unless accrued and unpaid distributions or interest, as the case may be, are to be paid to the holder on a record date prior to such date of conversion (in which case the Damages Payment Date shall be deemed to be the date on which distributions or interest, as the case may be, are payable to such record holder).

          Declaration: The Amended and Restated Declaration of Trust dated as of the date hereof of the Trust as amended from time to time.

          Deferral Period: See Section 2(d)(ii) hereof.

          Effectiveness Period: The period commencing with the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

          Event:  See Section 2(e) hereof.

          Event Date: See Section 2(e) hereof.

          Event Termination Date:  See Section 2(e) hereof.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Filing Date:  See Section 2(a) hereof.

          Guarantee: The guarantee by McKesson of the Convertible Preferred Securities pursuant to the Preferred Securities Guarantee Agreement dated as of the date hereof between McKesson and The First National Bank of Chicago, as preferred guarantee trustee.

          Holder:  See the second paragraph of this Agreement.

          Indenture: The Indenture date as of February 20, 1997 between McKesson and The First National Bank of Chicago, as trustee, pursuant to which the Convertible Debentures are being issued.

          Initial Purchaser:  Morgan Stanley & Co. Incorporated.

          Initial Shelf Registration: See Section 2(a) hereof.

          Liquidated Damages Amount:  See Section 2(e) hereof.

          Notice Holder: See Section 2(d)(i) hereof.

          Placement Agreement:  See the first paragraph of this Agreement.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Registrable Securities: The Convertible Preferred Securities, the Guarantee, the Convertible Debentures and the Underlying Common Stock, whether or not such securities have been converted or exchanged, and at all times subsequent to any such conversion or exchange, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering its offering and sale, (ii) it is saleable by the Holder thereof pursuant to Rule 144(k) or any successor provision or (iii) it is sold to the public pursuant to Rule 144 and, as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Declaration and the Indenture are removed or removable in accordance with the terms of the Declaration or the Indenture, as the case may be.

          Registration Expenses:  See Section 5 hereof.

          Registration Statement: Any registration statement of McKesson or the Trust which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus or any other prospectus included therein, the information, if any, deemed to be a part of such registration statement pursuant to Rule 430A promulgated under the Securities Act, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Restricted Securities:  As this term is defined in Rule 144.

          Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC: The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          Selling Period: See Section 2(d)(i) hereof.

          Shelf Registration:  See Section 2(a) hereof.

          Special Counsel: Brown & Wood llp or such other counsel as shall be specified by the Holders of a majority of the Registrable Securities, the fees and expenses of which will be paid by McKesson pursuant to Section 5 hereof.

          Subsequent Shelf Registration: See Section 2(b) hereof.

          TIA:  The Trust Indenture Act of 1939, as amended.

          Trustee: The First National Bank of Chicago (or any successor entity), the Institutional Trustee under the Declaration or, in the event the Convertible Debentures are distributed to holders of the Convertible Preferred Securities upon dissolution of the Trust, the Trustee under the Indenture.

          Underlying Common Stock: The Common Stock into which the Convertible Debentures are convertible.

Section 2.  Shelf Registration.

          a. Shelf Registration. McKesson and the Trust shall prepare and file with the SEC on or prior to the 90th day after the latest date of original issuance of the Convertible Preferred Securities (the 91st day after the latest date of such original issuance being called the "Filing Date"), a Registration
                                                 -----------
Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the
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resale from time to time by Holders thereof of all of the Registrable Securities
(the "Initial Shelf Registration").  The Initial Shelf Registration shall be on
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Form S-3 or another appropriate form permitting registration of such Registrable
Securities for resale by such Holders in the manner or manners designated by them. McKesson and the Trust shall use their reasonable best efforts to cause the Initial Shelf Registration to become effective under the Securities Act as promptly as is practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act until the end of the Effectiveness Period.

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

          b. If the Initial Shelf Registration or any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities shall have ceased to be Registrable Securities), McKesson and the Trust shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall, subject to Section 2(d), within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf
                                                            ----------------
Registration").  If a Subsequent Shelf Registration is filed, McKesson and the
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Trust shall use their reasonable best efforts to cause the Subsequent Shelf
Registration to become effective as promptly as is practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

          c. McKesson and the Trust shall, subject to Section 2(d), supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by McKesson and the Trust for such Shelf Registration, if required by the Securities Act.

          d. Each Holder of Registrable Securities agrees that if such Holder wishes to sell its Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this Section 2(d). Each Holder of Registrable Securities agrees to give written notice to McKesson and the Trust at least ten (10) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration, which notice shall specify the date on which such Holder intends to begin such distribution and any information with respect to such Holder and the intended distribution of Registrable Securities by such Holder required to amend or supplement the Registration Statement with respect to such intended distribution of Registrable Securities by such Holder. As promptly as is practicable after the date such notice is provided, and in any event within five (5) Business Days after such date, McKesson and the Trust shall either:

               i. (A) prepare and file with the SEC a post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Trust and McKesson agree to notify the Holders to suspend use of the Prospectus, and the Holders shall suspend use of the Prospectus, until the Trust or McKesson has amended or supplemented the Prospectus so that it does not contain any such misstatement or omission; (B) provide the Holders of the Registrable Securities who gave such notice copies of any documents filed pursuant to Section 2(d)(i)(A); and (C) inform each such Holder that McKesson and the Trust have complied with their obligations in Section 2(d)(i)(A) and that the Registration Statement and the Prospectus may be used for sales of

Registrable Securities (or that, if McKesson and the Trust have filed a post-effective amendment to the Shelf Registration which has not yet been declared effective, McKesson and the Trust will notify each such Holder to that effect, will use their reasonable best efforts to secure the effectiveness of such post-effective amendment and will immediately notify each such Holder pursuant to
Section 2(d)(i)(A) hereof when the amendment has become effective and that the Registration Statement and the Prospectus may be used for sales of Registrable Securities); each Holder who has given notice of its intention to distribute such Holder's Registrable Securities in accordance with Section 2(d) hereof (a "Notice Holder") will sell all or any or such Registrable Securities pursuant to
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the Shelf Registration and related Prospectus only during the 45-day period commencing with the date on which McKesson and the Trust give notice, pursuant to Section 2(d)(i)(A), that the Registration Statement and Prospectus may be used for such purpose (such 45-day period is referred to as a "Selling Period");
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the Notice Holders will not sell any Restricted Securities pursuant to such
Registration Statement or Prospectus after such Selling Period without giving a new notice of intention to sell pursuant to Section 2(d) hereof and receiving a further notice from McKesson and the Trust pursuant to Section 2(d)(i)(C) hereof; or

               ii. in the event (A) of the happening of any event of the kind described in Section 2(e)(ii), or (B) that, in the judgment of McKesson, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which McKesson believes public disclosure will be prejudicial to McKesson or the Trust, McKesson shall deliver a certificate in writing, signed by its Chief Executive Officer or Chief Financial Officer, to the Notice Holders and the Special Counsel to the effect of the foregoing and, upon receipt of such certificate, each such Notice Holder's Selling Period will not commence until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 2(d)(i)(A) hereof, or until it is advised in writing by McKesson that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. McKesson and the Trust will use their reasonable best efforts to ensure that the use of the Prospectus may be resumed, and the Selling Period will commence, as promptly as is practicable and, in the case of a pending development or event referred to in Section 2(d)(ii)(B) hereof, as soon as the earlier of (x) public disclosure of such pending material corporate development or similar material event or (y) in the judgment of McKesson, public disclosure of such material corporate development or similar material event would not be prejudicial to McKesson or the Trust. Notwithstanding the foregoing, the period during which a Selling Period is suspended (a "Deferral Period") shall not exceed 60 days, whether or
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not consecutive, in any 12-month period.

          e. The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration has not been filed prior to the Filing Date, (ii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration or proceedings have been initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act or (iii) the aggregate number of days in any permitted Deferral Period exceeds the number permitted pursuant to Section 2(d)(ii) hereof (each of the events of a type described in any of the foregoing clauses (i) through (iii) are individually referred to herein as an "Event," and the Filing Date in the case of clause (i), the date on which the
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effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (ii), the date on which the duration of a Deferral Period exceeds the aggregate number of days permitted by
Section 2(d)(ii) hereof being referred to herein as an "Event Date").  Events
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shall be deemed to continue until the "Event Termination Date," which shall be
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the following dates with respect to the respective types of Events: the date the
Initial Registration Statement is filed in the case of an Event of the type described in clause (i), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed and the proceedings initiated with respect to the Shelf Registration under Section 8(d) or (e) of the Securities
Act have terminated, as the case may be, in the case of Events of the types described in clause (ii) and termination of the Deferral Period which caused the limit on the duration of a Deferral Period set forth in Section 2(d)(ii) to be exceeded in the case of the commencement of an Event of the type described in clause (iii).

          Accordingly, upon the occurrence of any Event Date and until such time as there are no Events that have occurred and are continuing (a "Damages Accrual
                                                                 ---------------
Period"), commencing on and including the Event Date on which such Damages
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Accrual Period began, McKesson agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages Amount"): (i) to each
                                      -------------------------
Holder of (x) a Convertible Preferred Security or (y) in the event that the Convertible Debentures are distributed to holders of Convertible Preferred Securities upon dissolution of the Trust in accordance with the Declaration, a Convertible Debenture, accruing at a rate equal to one-quarter of one percent per annum (25 basis points) on an amount equal to the liquidation amount of such Convertible Preferred Security or principal amount of such Convertible Debenture, as the case may be, held by such Holder and (ii) to each Holder of Underlying Common Stock, accruing at a rate equal to one-quarter of one percent per annum (25 basis points) calculated on an amount equal to the product of (x) the Applicable Conversion Price as of the Business Day immediately prior to the applicable Damages Payment Date times (y) the number of shares of Common Stock that are Registrable Securities held by such Notice Holder. Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue with respect to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security, and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Liquidated Damages Amounts shall be computed on the basis of a 360-day year of twelve 30-day months, provided that Liquidated Damages Amounts payable for any period shorter than a month will be computed on the basis of the actual number of days elapsed per 30-day month.

          McKesson shall pay the liquidated damages due on any Convertible Preferred Security, Convertible Debenture or Underlying Common Stock by depositing with the Trustee, in trust for the benefit of the Holders of Convertible Preferred Securities or Convertible Debentures entitled thereto (or, in the case of Underlying Common Stock, by depositing with the transfer agent for the benefit of the Holders of Underlying Common Stock entitled thereto), as the case may be, at least one Business Day prior to the applicable Damages Payment Date, sums sufficient to pay all accrued and unpaid liquidated damages from and including the last Damages Payment Date to which liquidated damages have been paid in full (or, if no liquidated damages have been paid in respect of the relevant Damages Accrual Period, from and including the first day of such Damages Accrual Period) to, but excluding, such Damages Payment Date. The Liquidated Damages Amount due shall be payable on each Damages Payment Date to the Holders of Registrable Securities entitled thereto holding such Registrable Securities on the record date for such Damages Payment Date (which record date, in the case of Underlying Common Stock, shall be established by McKesson but shall in any event be between 10 and 60 days prior to the relevant Damages Payment Date); provided that, if any Convertible Preferred Securities or Convertible Debentures (or portions thereof) are called for redemption, accrued and unpaid liquidated damages thereon shall be paid to the person entitled to receive accrued and unpaid interest thereon; and provided, further, that if any Convertible Preferred Security or Convertible Debenture (or portion thereof) is surrendered for conversion from and after the close of business on a regular record date and prior to the corresponding distribution payment or interest payment date, as the case may be, then accrued and unpaid liquidated damages thereon shall be paid to the person entitled to receive accrued and unpaid distributions or interest, as the case may be, in respect of such Convertible Preferred Security or Convertible Debenture (or portion thereof), as the case may be; and provided, further, that if any Convertible Preferred Security or Convertible Debenture (or portion thereof) is surrendered for conversion at any other time, then the converting Holder thereof shall be entitled to receive all accrued and unpaid Liquidated Damages thereon to but excluding the date of conversion. The Trustee shall be entitled, on behalf of the Notice Holders and the Holders of Convertible Preferred Securities, Convertible Debentures or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such liquidated damages. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages.

          All of McKesson's obligations set forth in this Section 2(e) which are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(o)).

          The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities (other than the Initial Purchaser) by reason of the failure of the Shelf Registration to be filed or declared effective or available (absolutely or as a practical matter) for effecting resales of Registrable Securities in accordance with the provisions hereof.

Section 3.  Registration Procedures.

          In connection with the registration obligations of McKesson and the Trust under Section 2 hereof, McKesson and the Trust shall use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto McKesson and the Trust shall as soon as reasonably practicable:

          a. Prepare and file with the SEC a Registration Statement on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before the effective date of any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that McKesson or the Trust is required by applicable securities laws or stock exchange requirements to file) McKesson and the Trust shall furnish to the Initial Purchaser and the Special Counsel copies of all such documents proposed to be filed, which documents will be subject to the review of the Initial Purchaser and the Special Counsel.

          b. Subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; subject to Section 2(d), cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and, subject to Section 2(d), comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          c. Notify the Notice Holders, the Initial Purchaser and the Special Counsel and (if requested by any such person) confirm such notice in writing,
(i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose,
(iv) of the receipt by McKesson or the Trust of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the determination by McKesson that a post-effective amendment to a Registration Statement would be appropriate.

          d. Subject to Section 2(d), use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

          e. If reasonably requested by the Initial Purchaser, the Special Counsel or the Holders of a majority of the Registrable Securities being sold and subject to Section 2(d), (i) include in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchaser, Special Counsel, or such Holders, in connection with any offering of Registrable Securities, agree with the Company and its counsel should be included therein as required by applicable law, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment after McKesson and the Trust have received notification of the matters to be included in such Prospectus supplement or post-effective amendment; provided, that McKesson and the Trust shall not be required to take any actions under this
Section 3(e) that are not, in the reasonable opinion of counsel for McKesson, in compliance with applicable law.

          f. Furnish to each selling Holder, the Special Counsel and the Initial Purchaser, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by such Holder, the Special Counsel or the Initial Purchaser).

          g. Subject to Section 2(d), deliver to each selling Holder, the Special Counsel and the Initial Purchaser in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and, subject to Section 2(d), McKesson and the Trust hereby consent to the use of each such Prospectus (including each such preliminary prospectus) and each amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          h. Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder reasonably requests in writing; use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that neither McKesson nor the Trust will be required to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where each would not otherwise be required to so qualify but for this Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise so subject.

          i. Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States (except as may be required solely as a consequence of the nature of such selling Holder, in which case McKesson and the Trust will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals) as may be necessary to enable the selling Holder or Holders thereof to consummate the disposition of such Registrable Securities.

          j. Subject to Section 2(d), during any Selling Period (other than during a Deferral Period), upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, prepare and file a post-effective amendment to such Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement or such Prospectus, as the case may be, so that such Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use their reasonable best efforts to cause it to become effective as promptly as is practicable.

          k. Enter into such customary agreements which are reasonably acceptable to the Trust and the Company and take all such other reasonably requested actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection (i) make such representations and warranties, subject to the ability of McKesson and the Trust to do so, to the Holders of such Registrable Securities with respect to the business of McKesson and its subsidiaries and the Trust, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as shall be reasonably satisfactory to the Special Counsel and the Holders of a majority of the Registered Securities being sold, and (ii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the Special Counsel to evidence the continued validity of the representations and warranties of McKesson and its subsidiaries and the Trust made pursuant to clause (i) above, provided, however, that any such documents and certificates that are designated in writing by McKesson or the Trust, in good faith, as confidential at the time of delivery of such documents and certificates shall be kept confidential by such Holders and such Special Counsel unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders by the Special Counsel and other parties reasonably acceptable to McKesson and the Trust. The plan of distribution of the Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by selling security holders through brokers and dealers. However, neither McKesson nor the Trust will be obligated hereunder to pay the costs and expenses of opinions of counsel of such selling security holders or accountants' "cold comfort" letters, and neither the officers and directors of McKesson nor the trustees of the Trust will be obligated hereunder to participate in marketing efforts on behalf of such selling securityholders.

          l. If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holders of Registrable Securities being sold, the Special Counsel, and any accountant retained by such selling Holders, financial and other records, pertinent corporate documents and properties of McKesson and the Trust and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Special Counsel or accountant in connection with such disposition; subject to reasonable assurances by each such person that such information will only be used in connection with matters relating to such Registration Statement and subject further to the confidentiality provisions stated in Section 3(k).

          m. The Company and the Trust shall each use its best efforts to comply with all applicable rules and regulations of the SEC, and to make generally available to its security-holders as soon as practicable, but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of the Company, Rule 158).

          n. Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request.

          o. Provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company, as applicable.

          p. Cause all Underlying Common Stock covered by the Registration Statement to be listed on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act

(e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

          q. Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

Section 4.  Holder's Obligations.

          Each Holder, severally and not jointly, agrees, by acquisition of the Registrable Securities, that such Holder of Registrable Securities shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished McKesson and the Trust with the notice required pursuant to Section 2(d) hereof (including the information required to accompany such notice) and, promptly after the request by McKesson and the Trust, such other information regarding such Holder and the distribution of such Registrable Securities as McKesson and the Trust may from time to time reasonably request. McKesson and the Trust may exclude from such registration the Registrable Securities of any Holder who does not furnish such information provided above for so long as such information is not so furnished. Each Holder of Registrable Securities as to which any Registration Statement is being effected, severally and not jointly, agrees promptly to furnish to McKesson and the Trust all information required to be disclosed in order to make the information previously furnished to McKesson and the Trust by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder, severally and not jointly, that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

Section 5.  Registration Expenses.

          Subject to the last sentence of Section 3(k) hereof, all fees and expenses incident to the performance by McKesson and the Trust of or compliance with this Agreement (the "Registration Expenses") shall be borne by McKesson whether or not any of the Registration Statements become effective. Such Registration Expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as any Holders of Registrable Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depositary Trust Company and of printing Prospectuses), (iii) messenger, telephone and delivery expenses and (iv) fees and disbursements of counsel for McKesson and the Trust and reasonable fees and disbursements of the Special Counsel in connection with the Shelf Registration (provided that McKesson shall not be liable for the fees and expenses of more than one counsel for all parties participating in any transaction hereunder). In addition, McKesson shall pay the internal expenses of McKesson and the Trust (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Underlying Common Stock and the fees and expenses of any person, including special experts, retained by McKesson or the Trust. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all individual selling expenses of such seller, including such seller's brokers' commissions.

Section 6.  Indemnification; Contribution.

          a. Indemnification by McKesson. McKesson and the Trust, jointly and severally, agree to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or any Prospectus (or amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to McKesson and the Trust in writing by such Holder expressly for use therein. McKesson and the Trust, jointly and severally, shall also indemnify each broker-dealer participating in the offering and sale of Registrable Securities and each person who controls any such broker-dealer (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders of Registrable Securities.

          The foregoing notwithstanding, the Trust and McKesson shall not be liable to the extent that such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus that is a preliminary prospectus if
(i) such indemnified person failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities giving rise to such losses, claims, damages or liabilities and (ii) the Prospectus would have corrected such untrue statement or omission.

          b. Indemnification by Holder of Registrable Securities. Each Holder agrees, severally and not jointly, to indemnify and hold harmless McKesson and the Trust, McKesson's directors, McKesson's officers who sign a Registration Statement, the MFT

Trustees, and each person, if any, who controls McKesson or the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Holder furnished to the Company and the Trust in writing by such Holder expressly for use in such Registration Statement, preliminary prospectus, Prospectus or any amendments or supplements thereto. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the net dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

          c. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly
                                        -----------------
notify the person against whom such indemnity may be sought (the "indemnifying
                                                                  ------------
party") in writing and the indemnifying party, upon request of the indemnified
-----
party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for McKesson and the Trust and each person, if any, who controls McKesson or the Trust within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for McKesson and the Trust and any such control persons of McKesson or the Trust, such firm shall be designated in writing by McKesson. In the case of any such separate firm for the Holders or any such control persons of any Holders, such firm shall be designated in writing on behalf of the Holders of a majority of the relevant Registrable Securities. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          d. Contribution. To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

          e. The Company, the Trust and the Holders agree that it would not be just or equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this
Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (d) of this
Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, a Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public pursuant to any Registration Statement exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          f.   The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or McKesson or the Trust or any person controlling McKesson or the Trust and (iii) the sale of any Registrable Securities by any Holder.

Section 7.  Information Requirements.

          a. McKesson and the Trust shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time McKesson or the Trust is not required to file such reports, it will, upon the reasonable request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144 and Rule 144A under the Securities Act. Upon the request of any Holder of Registrable Securities, each of McKesson and the Trust shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. McKesson and the Trust further covenant that they will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require McKesson or the Trust to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

          b. McKesson and the Trust shall file the reports required to be filed by it under the Exchange Act and shall use its best efforts to comply with all other requirements set forth in the instructions to Form S-3 in order to allow it to be eligible to file registration statements on Form S-3.

Section 8.  Governing Law

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 9.  Miscellaneous

          a. No Conflicting Agreements. Neither McKesson nor the Trust has, as of the date hereof, entered into, nor shall McKesson or the Trust, on or after the date of this Agreement, enter into, any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. Each of McKesson and the Trust represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the Holders of McKesson's or the Trust's securities under any other agreements.

          b. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless McKesson and the Trust have obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Convertible Preferred Securities deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Convertible Preferred Securities are convertible or exchangeable or, in the event that the Convertible Debentures have been distributed to Holders upon liquidation of the Trust, with the Holders of Convertible Debentures deemed to be the Holders, for purpose of this Section, the number of outstanding shares of Underlying Common Stock into which such Convertible Debentures are convertible). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          c. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier,
(iii) one (1) Business Day after being deposited with a reputable next-day courier, postage prepaid, or (iv) three (3) Business Days after being deposited with the United States Postal Service, with first-class postage prepaid to the parties as follows:

          (A) if to a Holder of Registrable Securities, at the most current address given by such Holder to McKesson and the Trust in accordance with the provisions of Section 9(e);

          (B)  if to McKesson, to:

               McKesson Corporation
               McKesson Plaza
               One Post Street
               San Francisco, California  94104
               Attention:  General Counsel
               Telecopy:  (415) 983-8826

          (C)  if to the Trust, to:

               McKesson Financing Trust
               c/o McKesson Corporation
               McKesson Plaza
               One Post Street
               San Francisco, California  94104
               Attention:  General Counsel
               Telecopy:  (415) 983-8826

               and

          (D)  if to the Special Counsel, to:

               Brown & Wood llp
               555 California Street
               San Francisco, California  94104
               Attention:  Paul C. Pringle
                           Eric S. Haueter
               Telecopy:  (415) 397-4621
or to such other address as such person may have furnished to the other persons identified in this Section 9(d) in writing in accordance herewith.

          d. Owner of Registrable Securities. McKesson and the Trust will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which McKesson or the Trust has received notice will be recorded. McKesson and the Trust may deem and treat the person in whose name Registrable Securities are registered in such register of McKesson and the Trust as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

          e. Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by McKesson, the Trust or their respective affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          f. Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of such Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

          g. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

          h. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          i. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          j. Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          k. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by McKesson and the Trust with respect to the Registrable Securities sold pursuant to the Placement Agreement. Except as provided in the Placement Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by McKesson and the Trust with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

          l. Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

          m. Joint and Several Obligations. Anything herein to the contrary notwithstanding, the representations, warranties, covenants and agreements of McKesson and the Trust contained in this Agreement are joint and several, other than the obligations under Section 5 hereof.

          n. Majority Holders. To the extent that this Agreement provides for any action, decision or determination to be taken or made by Holders of a majority of all the Registrable Securities or by Holders of a majority of certain Registrable Securities, then the determination of such majority holders shall be made in the same manner as is specified in Section 9(c).

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             McKESSON CORPORATION


                                             By:  /s/ Ivan D. Meyerson
                                                  -----------------------------
                                                  Name:  Ivan D. Meyerson
                                                  Title:  Vice President

                                             McKESSON FINANCING TRUST


                                             By:  /s/ William A. Armstrong
                                                  -----------------------------
                                                  Name:  William A. Armstrong
                                                  Title:  Trustee
                                                  Solely as trustee and not in
                                                  his individual capacity


Accepted as of the date first
above written,

MORGAN STANLEY & CO. INCORPORATED


By:  /s/ Gordon G. Dean
     ---------------------------
     Name:  Gordon G. Dean
     Title:  Managing Director